Exhibit 99.1

8 TH ANNUAL

NEEDHAM & CO. GROWTH CONFERENCE

ICT GROUP, INC.

NASDAQ: ICTG

John Brennan, Chairman & CEO

January 10, 2006

Company Statements

This presentation contains certain forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include without limitation certain information relating to the effect of competition in the telemarketing industry, ICT Group’s ability to execute its business strategy, the development of alliances upon terms acceptable to ICT Group and the achievement of the anticipated benefits of such alliances, as well as statements that are preceded by, followed by or include the words “believes,” “expects,” “estimates,” “anticipates,” “plans,” “should,” or similar expressions. For such statements, ICT Group claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including without limitation, those discussed in ICT Group’s annual report on Form 10-K for the year ended December 31, 2004 and other documents filed by ICT Group with the Securities and Exchange Commission. ICT Group makes no undertaking and disclaims any obligation to update such forward-looking statements.

This presentation shows net income for 1996, 2002, 2003, 2004 and 2005 exclusive of special charges. In 1996 the Company reported a pre-tax, nonrecurring, non-cash charge of $12.7M which was primarily associated with the granting of options, concurrent with the Company’s IPO, to replace certain previously granted expiring options. In 2002 the Company incurred special charges of $12.6M, pre-tax. This included charges of $8.9M, pre-tax, associated with the closing and scaling back of facilities and staff in the U.S. and Europe. It also included $3.7M, pre-tax, of additional charges, including a $1.4M charge for a client claim, a $1.7M charge for the costs associated with the defense of a class action litigation and a $0.6M charge for costs associated with a postponed underwritten public offering. In 2003, the Company incurred special charges of $4.0M, pre-tax associated with a class action litigation which were partially offset by a $0.7M partial reversal of the 2002 restructuring charge. In 2004, the Company incurred special charges of $10.3M, pre-tax associated with costs incurred to defend and the settlement of a class action litigation. In 2005, the Company received a $4.1M insurance recovery and incurred special charges of $0.6M, pre-tax associated with the class action litigation.

January 10, 2006

Company Overview

Leading global provider of outsourced customer management and related marketing/BPO solutions

Focus on mid-sized opportunities within Fortune 500

Target select group of high-growth vertical industries

Extensive offshore operations supported from U.S.

43 service centers in U.S. and 7 foreign countries

14,500 employees - 800 full-time

LTM Revenues: $383M

January 10, 2006

U.S. Customer Interaction Services ($B)

$40.0

$30.0

$20.0

$10.0

$0.0

$20.4 $23.1 $26.3 $30.0 $34.3 $38.7

CAGR 13.7%

2004 2005 2006 2007 2008 2009

Customer Service

Sales

Marketing

Technical Support/Help Desk

Source: IDC

January 10, 2006

Why Invest in ICT Now?

Accelerated revenue and earnings growth

LTM revenue up 23%

LTM EPS up 138%

Captured 29 customer service wins over last 21 months and sales pipeline remains strong

Leveraged existing strength in financial services and health care markets and expanded into new verticals

Developed broader base of BPO services and higher margin marketing/technology services and opened lower-cost offshore operations

January 10, 2006

Return to

Historical Financial Performance

Revenue (millions) $450 $400 $350 $300 $250 $200 $150 $100 $50 $0

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 *LTM

$45 $40 $35 $30 $25 $20 $15 $10 $5 $0

EBITDA (millions)

Excluding special charges [see Slide 2]

* Through 9/30/05

Revenue

EBITDA

January 10, 2006

Key Growth Drivers

Shifted to more consistent services business while improving operating performance of sales business

Focused on select verticals while diversifying customer base

Developed and implemented successful offshore strategy

Improved profitability in international markets

Added higher margin marketing and technology services

January 10, 2006

Rapid Growth of Services Revenue

- 32% Per Annum Since 2001 -

2001

62%

32%

6% $239M

2003

41%

7%

52% $298M

2005

31%

11%

58%

$394M - $397M

Customer Service

Other Services Sales

January 10, 2006

Focusing Resources on Select Markets

ICT differentiates itself through its vertical marketing expertise and application knowledge base

Have become an industry leader in financial services and health care sectors: account for 64% of revenue

Improved our sales close rate and enabled cross-selling of additional services to existing clients

Now applying vertical expertise strategy to expand into new markets: government, technology and energy

January 10, 2006

Key Clients in Major Verticals

January 10, 2006

Diversification of Client Base

100%

80%

60%

40%

20%

0%

2001 2003 2005

$239M $298M $394M –$397 (E)

All Other

Second 5

Top 5

January 10, 2006

Global Capabilities

Based on proven international expertise

Initially supported local country markets

Expanded to provide low cost near-shore and offshore solutions

Launched home shoring alternative in 2H05

Evaluating additional expansion for 2006

January 10, 2006

Global Strategy: Markets & Operations

Served Market

Served Market with External Production

External Production

Under Evaluation

U.S.

Mexico

Argentina

Canada

Caribbean

U.K.

Ireland

India

Philippines

Australia

Consistent Technology Platform Worldwide

Best-in-class technology platform:

Centralized architecture for reliability/flexibility

VoIP telephony to reduce costs

Redundant private network for voice & data communications

Intense focus on quality

All centers are ISO 9001:2000 certified

January 10, 2006

Philippines Operations

Preferred location for voice support

Fewer language barriers; more Americanized culture

1,560 seats in 2 centers by year-end 2005

16% of ICT production YTD 2005 vs. 8% YTD 2004

Third facility to be opened in 1Q06

Fourth facility under consideration

January 10, 2006

Leveraging Offshore Operations to Target New BPO Opportunities

Use offshore operations during off-peak hours to support other BPO services for new and existing clients

Amortize infrastructure over expanded business base

Raise utilization rates resulting in higher revenue and margin per workstation and higher ROIC

Add services through internal expansion, strategic relationships and acquisitions

January 10, 2006

Margin Enhancement from CRM Technology Services

Expanded service offerings now include:

Hosted CRM, e-mail and knowledge-base software

Hosted ACD, IVR and message alert services

Small but growing part of business achieving operating margins in excess of 25%

Awarded 10 new projects in 3Q05 which are expected to generate $2.5M to $3.0M of higher margin revenue over next 12 months

January 10, 2006

Strategic Expansion from ICT’s Core CRM Business

Technology Services

Key: Current Services Potential Services

E-Mail Management

IVR

Active Alerts

Knowledge Base

Quality Monitoring

Technology Hosting

CRM

Tele-Sales

Customer Care

Marketing Services

Market Research DBMS

Lead Generation Data Analytics Voice Mining Business Intelligence

Collections Data Capture

Application Processing Claims Processing Mortgage Processing

BPO Services

January 10, 2006

Financial Summary

January 10, 2006

3Q05 vs. 3Q04 Performance

Total revenue up 24% year-over-year

Service revenue was up 31%

Sales revenue increased 11%

Operating income increased 111% to $3.7M

Net income increased 162% to $2.3 million

EPS increased 159% to $0.18 per share

Effective tax rate decreased to 25%

Net debt was reduced to $28 million

January 10, 2006

LTM Performance Through 3Q05

Total revenue up 23% year-over-year

Service revenue was up 29%

Sales revenue increased 12%

Operating income rose 134% to $12.8M

Net income increased 138% to $7.4 million

EPS increased 138% to $0.57 per share

January 10, 2006

Revenue and Earnings Growth $110 $100 $90 $80 $70 $60 $50

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

Revenue (millions) $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

Diluted EPS

Excluding special charges [see Slide 2]

January 10, 2006

Balance Sheet and Cash Flow September 30, 2005

$10 million of Cash and Cash Equivalents

$55 million of Working Capital

2.1 current ratio

Expanded bank credit facility to $125 million

$87 million available borrowing capacity,

Plus $50 million accordion feature

$76 million in Shareholders’ Equity

January 10, 2006

Summary

January 10, 2006

Positive Outlook

Solid top-line growth and improved profitability

Three year (2006 – 2008) internal growth targets of:

Revenue of 10-15% per annum

Operating margins to reach 7-8%

16 new and extended contracts in 2004: 13 YTD in 2005

Expanded near-shore and offshore operations

Broader technology, marketing and BPO service offerings

Strong financial position to invest in future internal growth and pursue strategic acquisitions to accelerate revenue, margin and earnings growth

January 10, 2006

NASDAQ: ICTG

January 10, 2006